Boyle Marathon Fund

1401 Woodsong Drive

Hendersonville, NC 28791

April 26, 2007

Dear Fellow Shareholders,

The Board of Trustees of the Boyle Marathon Fund has determined that it is in the best interests of the shareholders to close the Fund. The Board made this determination because new accounts are not growing fast enough to offset the normal attrition of existing accounts. Therefore, the Fund’s stock holdings will be sold in an orderly manner and converted to cash in order to pay shareholders the value of their accounts at time of redemption. Thus, our ability to reach our investment objective of capital appreciation will be lessened. You should redeem your shares without unnecessary delay. The liquidation of the Fund will be completed by May 31, 2007.

As outlined in the Prospectus, shareholders may redeem their shares at any time at the share price next determined after the request is received. The redemption of shares is considered a sale for Federal income tax purposes and a gain or loss may be recognized. For shares held directly with the Fund, you may redeem by writing to the Transfer Agent, Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 or faxing your request to the Transfer Agent at 1-440-526-4446. If you have a question, you may call the Transfer Agent at 1-440-922-0066 or the Fund at 1-888-88-BOYLE. If you hold your shares in a brokerage account with Fidelity, TDAmeritrade, or E*Trade, you can redeem your shares by contacting your broker. If you have not redeemed your shares by May 31, 2007, the value of your account will be sent to the address on the account.

If you have an IRA account directly with the Fund, you have 60 days to roll over the proceeds to another IRA account with another qualified custodian/trustee to avoid a penalty imposed by the IRS. Please consult your tax adviser if you have any questions about the tax consequences. If you want to transfer your proceeds to a new or existing account with another qualified custodian, please ask the new custodian to send the Transfer Agent the appropriate forms properly completed. If you do not redeem your IRA account shares before May 31, 2007, the Transfer Agent will have to withhold a portion of the account as required by the IRS rules.

The Fund has been in operation from February 1998. Many shareholders have been there from the beginning. We are grateful for your confidence and trust over the years.

Sincerely yours,

Michael J. and Joanne E. Boyle

Portfolio Managers